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                                                                   EXHIBIT 10(p)

                 AMENDMENT NO. 2 TO MULTI-YEAR CREDIT AGREEMENT

         This Amendment No. 2 to Multi-Year Credit Agreement (this "Agreement") dated as of July 9, 2003 is made by and among THE TORO COMPANY, a Delaware corporation ("Toro"), the SUBSIDIARY BORROWERS (as defined in the Credit Agreement, defined below), TORO CREDIT COMPANY, a Minnesota corporation ("Credit" and together with Toro and the Subsidiary Borrowers, the "Companies"), EXMARK MANUFACTURING COMPANY INCORPORATED, a Nebraska corporation ("Exmark"), BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the "Agent") and each of the Banks (as defined in the Credit Agreement, defined below) signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, the Companies, the Agent and the Banks have entered into that certain Multi-Year Credit Agreement dated as of February 22, 2002, as amended by that certain Amendment No. 1 to Multi-Year Credit Agreement dated December 11, 2002 (as hereby further amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; the capitalized terms as used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Banks have made available to the Companies a revolving credit facility (including a letter of credit facility and a swing line facility); and

         WHEREAS, the Companies have advised the Agent and the Banks that Toro intends to enter into, concurrently with the execution and delivery of this Agreement, a receivables purchase facility providing for the sale of Receivables; and

         WHEREAS, Exmark will become a Subsidiary Borrower under the Credit Agreement; and

         WHEREAS, the Companies have advised the Agent and the Banks that the Companies desire to amend certain provisions of the Credit Agreement as set forth herein, and the Agent and the Banks have agreed so to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 is hereby amended by inserting the following new definition in the appropriate alphabetical order:

                  "'Exmark,' means Exmark Manufacturing Company Incorporated, a Nebraska corporation."

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                  (b)      Section 1.1 is hereby amended by deleting clause (h)
         from the definition of "Indebtedness" and inserting the following in lieu thereof:

                  "(h)(i) the unpaid amount of all Receivables sold by any Company (other than Receivables sold pursuant to the Receivables Purchase Facility) and (ii) the unpaid principal amount of all Loans (as defined in the Receivables Purchase Facility) owing by Toro Receivables Company or any Affiliate thereof or successor thereto as Borrower under the Receivables Purchase Facility; and"

                  (c) Section 1.1 is hereby amended by adding the following language to the end of the definition of "Material Subsidiary":

                  "; provided, that Toro Receivables Company and each successor thereto as purchaser and borrower under the Receivables Purchase Facility shall not be Material Subsidiaries."

                  (d) Section 1.1 is hereby amended by inserting the following definition of "Receivables Loan Agreement" in the appropriate alphabetical order:

                  "'Receivables Loan Agreement' shall have the meaning set forth in the definition of 'Receivables Purchase Facility' in
                  Section 1.1."

                  (e) Section 1.1 is hereby amended by deleting the definition of "Receivables Purchase Facility" in its entirety and inserting the following definition in lieu thereof:

                  "'Receivables Purchase Facility' means, collectively, (A) that certain Receivables Purchase Agreement dated as of July 9, 2003 between Toro Receivables Company, as Purchaser, Toro, as the Originator, and (B) that certain Loan Agreement dated as of July 9, 2003 ('Receivables Loan Agreement') among Toro Receivables Company, as Borrower, Toro, as Servicer, Three Pillars Funding Corporation, as Lender, and SunTrust Capital Markets, Inc., as Administrator, each reasonably acceptable in form and substance to the Administrative Agent and the Required Banks and each of which shall not be amended in any manner disadvantageous to the Banks or the Originator without the prior written consent of the Required Banks."

                  (f) Section 1.1 is hereby amended by deleting the definition of "Subsidiary Borrowers" in its entirety and inserting the following definition in lieu thereof:

                  "'Subsidiary Borrowers' means, collectively, Toro International Company, a Minnesota corporation, Tover Overseas B.V., a Netherlands company, Toro Factoring Company Limited, a Guernsey, Channel Islands company, Manufacturing and Exmark."

                  (g) Article VI is hereby amended by adding the following new Section 6.16:

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

                  "6.16 Tax Shelter Regulations. The Companies do not intend to treat the Loans and/or Letters of Credit and related transactions as being a 'reportable transaction' (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Companies determine to take any action inconsistent with such intention, Toro will promptly notify the Administrative Agent thereof. If the Companies so notify the Administrative Agent, the Companies acknowledge that one or more of the Banks may treat its Loans and/or its interest in Swing Line Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Bank or Banks, as applicable, will maintain the lists and other records required by such Treasury Regulation."

                  (h) Section 7.2 is hereby amended by adding the following new Section 7.2(e):

                  "(e) promptly after Toro has notified the Administrative Agent of any intention by the Companies to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form."

                  (i)      Section 8.2(d) is hereby amended by deleting such
         section in its entirety and inserting the following in lieu thereof:

                  "(d) dispositions by the Originator of Receivables pursuant to the Receivables Purchase Facility, provided that (I) the aggregate outstanding principal amount of loans made to the SPV in connection with the Receivables Purchase Facility shall not at any time exceed $100,000,000, and (II) at no time shall the SPV for any reason, whether pursuant to Contractual Obligations, Organizational Documents, or otherwise, be limited or restricted in its ability to make Restricted Payments to Toro or otherwise transfer property to Toro."

                  (j) Section 8.8 is hereby amended by inserting the following language at the end of such Section 8.8:

                  "Toro Receivables Company and each successor thereto as purchaser and borrower under the Receivables Purchase Facility may not engage in any business other than acting as an SPV in connection with a Receivables Purchase Facility."

                  (k)      Section 8.11 is hereby amended by deleting such
         section in its entirety and inserting the following in lieu thereof:

                  "8.11 Toro, Credit, Manufacturing and Exmark Portion of Assets. The consolidated total assets of Toro, Credit, Manufacturing and Exmark at the end of each fiscal year shall not be less than 67% of the consolidated total assets of Toro and its Subsidiaries at such time."

                  (1) Section 9.1(e)(ii) is hereby amended and restated in its entirety as follows:

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                  "(ii)(A) there occurs any Purchase Termination Event as
                  defined in the Receivables Purchase Facility or any other termination, liquidation, unwind or similar event or circumstance under the Receivables Purchase Facility other than a voluntary termination by any Company or a scheduled termination, as a result of which the SPV has ceased purchasing such Receivables from the Originator and all loans and obligations owing by the SPV have become immediately due and payable (any such event or circumstance referred to as a "Receivables Purchase Facility Termination") other than any such Receivables Purchase Facility Termination that arises solely as a result of (i) a down-grading of the credit rating of any bank or financial institution not affiliated with the Companies that provides liquidity, credit or other support in connection with such facility; (ii) termination of the Lender's Commitment by the Lender (as those two terms are defined in the Receivables Loan Agreement) pursuant to the terms of Section 2.5 of the Receivables Loan Agreement; (iii) failure on the part of the Lender to pay amounts due under the Receivables Loan Agreement for reasons stated in Section 15.14 of the Receivables Loan Agreement (iv) the occurrence of an Amortization Event (other than those described in subsections 10.2(a), 10.2(g) and 10.2(h)(i) and (ii) of the Receivables Loan Agreement) as that term is defined in the Receivables Loan Agreement or (v) breach of a covenant contained in the Receivables Purchase Facility and this Agreement if the Banks have previously waived compliance with such covenant under the terms of this Agreement with respect to the particular instance of non-compliance giving rise to the breach of such covenant under the Receivables Purchase Facility, it being acknowledged by the Companies that no waiver by the Banks of compliance with the provisions of this Agreement in any particular instance shall constitute a waiver under either this Agreement or the Receivables Purchase Facility of any future non-compliance with such provision and"

                  (m) Section 12.8 is hereby amended by inserting the following language at the end of such Section 12.8:

                  "Notwithstanding anything herein to the contrary, the Administrative Agent and each Bank may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby) and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Bank relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby."

                  (n)      Section 12.18 is hereby amended by deleting such
         section in its entirety and inserting the following in lieu thereof:

                                       4
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                  "12.18 Liability of the Companies. All obligations of Toro,
                  Credit, Manufacturing and Exmark or any one of them under this Agreement and the other Loan Documents to which they are a party, shall be joint and several obligations of Toro, Credit, Manufacturing and Exmark, except only Toro shall be liable for the obligations of the Subsidiary Borrowers under Article XI hereof. All obligations of the Subsidiary Borrowers (other than Manufacturing and Exmark) under this Agreement and all of the other Loan Documents shall be several and not joint, the result of which shall be that each Subsidiary Borrower (other than Manufacturing and Exmark) is obligated to repay only those Loans made by the Banks to such Subsidiary Borrower and interest, fees, expenses and other obligations owing by such Subsidiary Borrower in connection with such Loans."

                  (o) Section 4(b)(i) of Exhibit C, the Form of Compliance Certificate, is hereby deleted in its entirety.

                  (p) The Credit Agreement and all exhibits thereto are amended to delete the definition of "364-Day Credit Agreement" and all uses thereof and references thereto.

         2. Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

                  (a) The Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Agent:

                           (i) ten (10) original counterparts of this Agreement, duly executed by the Companies, Exmark, the Agent, and the Required Banks, together with all schedules and exhibits thereto duly completed;

                           (ii) a Revolving Note executed by Exmark and delivered to each of the Banks;

                           (iii) a copy of the resolutions of the board of directors of Exmark authorizing the transactions contemplated under the Loan Documents and this Agreement, certified as of the date hereof by the Secretary or Assistant Secretary of Exmark;

                           (iv) a certificate of the Secretary or Assistant Secretary of Exmark certifying the names and true signatures of the officers of Exmark authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

                           (v) a copy of the Organizational Documents of Exmark as in effect on the date hereof, certified by the Secretary or Assistant Secretary of Exmark;

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                           (vi)     a certificate of good standing or similar
                  status as may be available for Exmark from the applicable Governmental Authority of its jurisdiction of incorporation and its principal place of business;

                           (vii) a certificate of a Responsible Officer demonstrating compliance with Section 8.11 as amended hereby as of January 31, 2003 together with a consolidating balance sheet of Toro and its Subsidiaries as of such date;

                           (viii) a copy of each of the executed Receivables Purchase Agreement and the executed Receivables Loan Agreement referred to in the definition of Receivables Purchase Facility and permitted under Section 8.2(d) of the Credit Agreement certified by a Responsible Officer as being true, correct and complete; and

                           (ix) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Agent shall reasonably require.

                  (b) all fees and expenses payable to the Agent and the Banks (including the fees and expenses of counsel to the Agent) accrued to date, including all fees associated with this Agreement, shall have been paid in full.

         3. Joinder of Exmark. Exmark hereby agrees that, by its execution of this Agreement, Exmark hereby becomes a party to the Credit Agreement, and is and shall be for all purposes a "Subsidiary Borrower" and a "Company" under the Credit Agreement, and shall have, and hereby unconditionally, absolutely and irrevocably assumes, joint and several liability for all of the obligations of a Company and a Subsidiary Borrower thereunder as if it had manually executed the Credit Agreement. Exmark hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement applicable to each Subsidiary Borrower, to each Company and specifically to itself.

         4. Reaffirmation by each of the Companies. Each of the Companies hereby consents, acknowledges and agrees to the amendments of the Credit Agreement set forth herein.

         5. Representations and Warranties. In order to induce the Agent and the Banks to enter into this Agreement, each of the Companies and Exmark represents and warrants to the Agent and the Banks as follows:

                  (a) The representations and warranties in Article VI of the Credit Agreement (after giving effect to this Agreement) and in each of the other Loan Documents to which such Company or Exmark is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

                  (b) There does not exist any pending or threatened action, suit, investigation or proceeding in any court or before any arbitrator or Governmental Authority that purports (A) to have a Material Adverse Effect on Exmark or any of the Companies or their Subsidiaries, or (B) to affect any transaction contemplated under this Agreement or any Loan Document or the ability of any Company or Exmark to perform its respective obligations under this Agreement or any Loan Document;

                  (c) There has occurred since October 31, 2002, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect or a material adverse change in or a material adverse effect upon the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of Toro and its Subsidiaries taken as a whole;

                  (d) No Default or Event of Default has occurred and is continuing; and

                  (e) Toro's Debt Rating as of the date hereof is Baa3 by Moody's and BBB- by S&P.

         6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 12.1 of the Credit Agreement.

         7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         11. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

         12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Companies, Exmark, the Agent and each of the Banks, and their respective successors, assigns and legal representatives; provided, however, that neither Exmark nor any

Company, without the prior consent of the Required Banks, may assign any rights, powers, duties or obligations hereunder.

         13. Expenses. The Companies and Exmark agree to pay to the Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

                            [SIGNATURE PAGES FOLLOW.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Multi-Year Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                       THE TORO COMPANY

                                       By: /s/ J. Lawrence McIntyre
                                           -------------------------------------
                                       Name:   J. Lawrence McIntyre
                                       Title:  Vice President, Secretary, and
                                               General Counsel

                                       TORO CREDIT COMPANY

                                       By: /s/ Stephen P. Wolfe
                                           -------------------------------------
                                       Name:   Stephen P. Wolfe
                                       Title:  President

                                       TORO INTERNATIONAL COMPANY

                                       By: /s/ Stephen P. Wolfe
                                           -------------------------------------
                                       Name:   Stephen P. Wolfe
                                       Title:  Vice President and Treasurer

                                       TOVER OVERSEAS, B.V.

                                       By: /s/ Robert Buitendijk
                                           -------------------------------------
                                       Name:   Temmes Management Services B.V.
                                       Title:  Director

                                       TORO FACTORING COMPANY LIMITED (formerly
                                       TORO FACTORING COMPANY, N.V.)

                                       By: /s/ J. Lawrence McIntyre
                                           -------------------------------------
                                       Name:   J. Lawrence McIntyre
                                       Title:  Director

                              Signature Page 1 of 9

                                       TORO MANUFACTURING LLC

                                       By: /s/ Stephen P. Wolfe
                                           -------------------------------------
                                       Name:   Stephen P. Wolfe
                                       Title:  President

                                       EXMARK MANUFACTURING COMPANY INCORPORATED

                                       By: /s/ Stephen P. Wolfe
                                           -------------------------------------
                                       Name:   Stephen P. Wolfe
                                       Title:  Chief Financial Officer

                             Signature Page 2 of 9
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                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent

                                       By: /s/ Jeffrey A. Armitage
                                           -------------------------------------
                                       Name:   Jeffrey A. Armitage
                                       Title:  Principal

                              Signature Page 3 of 9

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                                       BANK OF AMERICA, N.A.,
                                       as Issuing Bank, Swing Line Bank and a
                                       Bank

                                       By: /s/ Jeffrey A. Armitage
                                           -------------------------------------
                                       Name:   Jeffrey A. Armitage
                                       Title:  Principal

                              Signature Page 4 of 9

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                                       WELLS FARGO BANK, NATIONAL ASSOCIATION as
                                       a Bank

                                       By: /s/ Scott D.Bjelde
                                           -------------------------------------
                                       Name:   Scott D.Bjelde
                                       Title:  Vice President and Senior Banker
                                               Wells Fargo Bank, National
                                               Association

                                       By: /s/ Christopher A. Cudak
                                           -------------------------------------
                                       Name:   Christopher A. Cudak
                                       Title:  Senior Vice President
                                               Wells Fargo Bank, National
                                               Association

                              Signature Page 5 of 9

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                                       THE BANK OF NEW YORK, as a Bank

                                       By: /s/ JOHN-PAUL MAROTTA
                                           -------------------------------------
                                       Name:   JOHN-PAUL MAROTTA
                                       Title:  VICE PRESIDENT

                              Signature Page 6 of 9

                                       HARRIS TRUST AND SAVINGS BANK, as a Bank

                                       By: /s/ ANDREW T. CLAAR
                                           -------------------------------------
                                       Name:   ANDREW T. CLAAR
                                       Title:  VICE PRESIDENT

                              Signature Page 7 of 9

                                       U.S. BANK NATIONAL ASSOCIATION, as a Bank

                                       By: /s/ Aimee P. Brantseg
                                           -------------------------------------
                                       Name:   Aimee P. Brantseg
                                       Title:  Corporate Banking Officer

                              Signature Page 8 of 9

                                       SUNTRUST BANK, as a Bank

                                       By: /s/ Molly J. Drennan
                                           -------------------------------------
                                       Name:   Molly J. Drennan
                                       Title:  Director

                              Signature Page 9 of 9